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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2002
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                            Merrill Lynch & Co., Inc.
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             (Exact Name of Registrant as Specified in its Charter)

     Delaware                     1-7182                13-2740599
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  (State or Other               (Commission          (I.R.S. Employer
  Jurisdiction of               File Number)         Identification No.)
  Incorporation)

4 World Financial Center, New York, New York                    10080
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code: (212) 449-1000
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         (Former Name or Former Address, if Changed Since Last Report.)



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Item 5. Other Events
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On May 21, 2002, Merrill Lynch announced an agreement with the New York State
Attorney General under which it will enact significant new policies to further insulate securities research analysts from any real or perceived undue influence from its investment banking division. The agreement resolves all aspects of the Attorney General's inquiry pertaining to Merrill Lynch and all present and former employees. The inquiry centered on Merrill Lynch's Internet sector securities research from 1999 to 2001. The agreement specifically provides that the fact of the settlement represents neither evidence nor admission by Merrill Lynch of wrongdoing or liability.

The settlement provides for Merrill Lynch to make a civil payment of $48 million to New York State, and an additional $52 million to settle all issues arising out of this matter with all other states. Both of these payments are contingent on acceptance of the agreement by all states.

Among the changes that Merrill Lynch will implement under the terms of the agreement:

     o A complete separation of the evaluation and determination of research analyst compensation from the investment banking business, to be achieved through a number of new policies. Research analysts will be compensated for only those activities and services intended to benefit Merrill Lynch's investor clients.

     o Creation of a new Research Recommendations Committee (RRC) to review all initiations of and changes to stock ratings for objectivity, integrity and a rigorous analytical framework. The RRC will be composed of representatives of private client and institutional sales management, research management and research strategists, and headed by an individual who will be paid primarily based on the performance of research recommendations for investors.

     o Appointment of a compliance monitor who, for a period of one year, will ensure compliance with the agreement.

     o A new system to monitor electronic communications between investment bankers and equity research analysts.

As has been previously agreed with the Attorney General, Merrill Lynch will include in its equity research reports (i) added disclosure on whether Merrill Lynch has received, or is entitled to receive, compensation from the covered company in connection with publicly announced equity underwritings and merger and acquisition transactions over the prior 12 months and (ii) specific disclosure on a percentage basis of the distribution of strong buy, buy, neutral and reduce/sell recommendations for stocks in a number of different categories.

                                      * * *

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    Certain statements contained in this report may constitute forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation both in the United States and throughout the world, and the other risks detailed in Merrill Lynch's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures of a forward-looking nature Merrill Lynch may make in its reports on Form 10-K, Form 10-Q, and Form 8-K.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            MERRILL LYNCH & CO., INC.
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                                                (Registrant)




                               By: /s/ Judith A. Witterschein
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                                   Judith A. Witterschein
                                   Corporate Secretary

Date: May 21, 2002